Class A Shares (VCAPX)

Class C Shares (VCCPX)

Class I Shares (VCIPX)

Class L Shares (VCPLX)

November 2, 2018

Supplement the Statement of Additional Information ("SAI"), dated January 19, 2018, as supplemented June 14, 2018, and June 28, 2018

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The Board of Trustees of the Fund elected Lisa Ross to serve as Treasurer and Principal Financial Officer of the Fund effective August 3, 2018. Accordingly, all references to Robert J. Chapman as Treasurer and Principal Financial Officer of the Fund, are removed. All disclosures to the contrary in the SAI should be disregarded. Ms. Ross’ principal occupation since May 2017 has been serving as Chief Financial Officer of Stratera Holdings, LLC (the parent company of our adviser). Ms. Ross also holds similar positions for other Stratera Holdings, LLC subsidiaries. Prior to May 2017, Ms. Ross was Senior Vice President Accounting at Stratera Holdings, LLC. In addition, from October 2014 until June 12, 2017, Ms. Ross served as the Chief Financial Officer of Behringer Harvard Opportunity REIT I, Inc., a public real estate investment trust. Ms. Ross does not hold and has not held shares of the Fund.

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This Supplement, the Fund's Prospectuses and the SAI, each dated January 19, 2018, each as supplemented June 14, 2018, and June 26, 2018, provide relevant information for all shareholders and should be retained for future reference. The Prospectuses, SAI and supplements have been filed with the Securities and Exchange Commission, and are incorporated by reference, and can be obtained without charge by calling toll-free 1-866-277-8243.